UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 24, 2012

Park-Ohio Holdings Corp.

(Exact Name of Registrant as Specified in Charter)

Ohio	000-03134	34-1867219
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd., Cleveland, Ohio		44124
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 947-2000

Park-Ohio Industries, Inc.

(Exact Name of Registrant as Specified in Charter)

Ohio	333-43005-01	34-6520107
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6065 Parkland Blvd., Cleveland, Ohio		44124
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (440) 947-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 24, 2012, at the Annual Meeting of the Shareholders of Park-Ohio Holdings Corp. (the “Company”), the shareholders of the Company, upon the recommendation of the Company’s Board of Directors (the “Board”), approved the fourth amendment and restatement (the “Amended Plan”) of the Park-Ohio Holdings Corp. Amended and Restated 1998 Long-Term Incentive Plan, which was adopted by the Board in March 2012, subject to shareholder approval.

The Amended Plan provides an opportunity for the employees and directors of the Company and its subsidiaries to participate, through share ownership, in the Company’s long-term success and growth. This participation enhances the Company’s ability to attract and retain persons with desired abilities, provides additional incentives for such persons and furthers the common interests of the Company’s employees and shareholders.

The Amended Plan increases the aggregate number of the Company’s common shares available for awards from 3,100,000 shares to 3,700,000 shares and permits the Company to use shares available under an acquired or merged company’s pre-existing plan without such use affecting the number of the Company’s common shares available under the Amended Plan.

The description of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of the Shareholders on May 24, 2012. The final voting results for the proposals submitted for a vote of shareholders at the Annual Meeting of the Shareholders are set forth below.

Proposal 1:

The shareholders elected Patrick V. Auletta, Edward F. Crawford and James W. Wert as directors of the Company, to serve until the 2015 Annual Meeting of the Shareholders. The voting results were as follows:

Name	For	Withheld	Broker Non-Votes
Patrick V. Auletta	9,630,125	172,127	1,770,327
Edward F. Crawford	9,627,116	175,136	1,770,327
James W. Wert	9,573,763	228,448	1,770,327

Proposal 2:

The shareholders approved the ratification of the selection of Ernst & Young LLP as the Company’s independent public accounting firm for 2012. The voting results were as follows:

For	Against	Abstain
11,560,872	6,832	4,875

Proposal 3:

The shareholders approved the Amended Plan. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
8,211,741	1,586,246	4,265	1,770,327

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Park-Ohio Holdings Corp. Amended and Restated 1998 Long-Term Incentive Plan, as amended and restated on May 24, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARK-OHIO HOLDINGS CORP.

Dated: May 30, 2012	By:	/s/ Robert D. Vilsack
Name: Robert D. Vilsack
Title: Secretary

PARK-OHIO INDUSTRIES, INC.

Dated: May 30, 2012	By:	/s/ Robert D. Vilsack
Name: Robert D. Vilsack
Title: Secretary

Exhibit Index

Exhibit Number	Description

10.1	Park-Ohio Holdings Corp. Amended and Restated 1998 Long-Term Incentive Plan, as amended and restated on May 24, 2012

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